UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): January 4, 2005

                               CORNERSTONE BANCORP

Incorporated under the     Commission File No. 333-79543        I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-1077978

                              1670 East Main Street

                          Easley, South Carolina 29640

                                 (864) 306-1444

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement

On January 4, 2005, the Board of Directors increased monthly directors' fees to $500.00 per meeting, and increased the monthly meeting fee for the Chairman of the Board to $550.00. Committee fees were increased to $100.00 per meeting attended in person, and decreased to $25.00 per meeting attended by telephone.

On January 4, 2005, the Board of Directors also increased the annual base compensation for J. Rodger Anthony, its Chief Executive Officer, to $142,000.00, and increased the annual base compensation for Ben L. Garvin, its President, to $119,250.00.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    CORNERSTONE BANCORP
                                    (Registrant)

Date: February 16, 2005              By: s/J. Rodger Anthony
                                        ----------------------------------------
                                        J. Rodger Anthony
                                        Chief Executive Officer